Exhibit 10.1

ZOOM VIDEO COMMUNICATIONS, INC.

FOURTH AMENDED AND RESTATED

2011 GLOBAL SHARE PLAN

1.    Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to selected Employees, Directors, and Consultants and to promote the success of the Company’s business. The Plan permits the grant of Options and Restricted Shares as the Administrator may determine.

2.    Definitions. For the purposes of this Plan, the following terms shall have the following meanings:

(a)    “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)    “Applicable Law” means any applicable legal requirements relating to the administration of and the issuance of securities under equity securities-based compensation plans, including, without limitation, the requirements of U.S. state corporate laws, U.S. federal and state securities laws, U.S. federal law, the Code, the laws of the People’s Republic of China, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted and the applicable laws, rules and regulations of any other country or jurisdiction where Awards are, or will be, granted under the Plan. For all purposes of this Plan, references to statutes shall be deemed to include any rules and regulations promulgated pursuant to authority set forth in such statutes and references to statutes and regulations shall be deemed to include any successor statutes or regulations, to the extent reasonably appropriate as determined by the Administrator.

(c)    “Award” means, individually or collectively, a grant under the Plan of Options or Restricted Shares.

(d)    “Award Agreement” means a written or electronic agreement between the Company and a Participant, the form(s) of which shall be approved from time to time by the Administrator, evidencing the terms and conditions of an individual Award granted under the Plan, and includes any documents attached to or incorporated into the Award Agreement. The Award Agreement is subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change in Control” means the occurrence of any of the following events:

(i)    Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the share capital of the Company that, together with the share capital held by such Person, constitutes more than 50% of the total voting power of the share capital of the Company, except that any change in the ownership of the share capital of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control; or

(ii)    Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board are replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)    Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time. Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(i)    “Company” means Zoom Video Communications, Inc., a Delaware corporation, or any successor corporation thereto.

(j)    “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(k)    “Date of Grant” means the date an Award is granted to a Participant in accordance with Section 14 hereof.

(l)    “Director” means a member of the Board.

(m)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)    “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary. Neither service as a Director nor payment of a director’s fee by the Company or any Parent or Subsidiary shall be sufficient to constitute “employment” by the Company or any Parent or Subsidiary.

(o)    “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Administrator in the applicable Award Agreement in accordance with Section 6(d) hereof.

(p)    “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(q)    “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower Exercise Prices or Purchase Prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the Exercise Price or Purchase Price of an outstanding Award is reduced or increased. The terms and conditions of any Exchange Program will be determined by the Administrator in its sole discretion.

(r)    “Fair Market Value” means, as of any date, the value of the Shares determined as follows:

(i)    if the Shares are listed on any established stock exchange or a national market system, including, without limitation, The New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for the Shares (or if no closing sales price was reported on that date, as applicable, on the last trading date such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    if the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value shall be the mean of the high bid and low asked prices for the Shares on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or any other source as the Administrator deems reliable; or

(iii)    in the absence of an established market for the Shares, the Fair Market Value thereof shall be determined in good faith by the Administrator in accordance with Applicable Law.

(s)    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(u)    “Option” means an option to purchase Shares that is granted pursuant to the Plan in accordance with Section 6 hereof. An Option that is not designated as a Reg. S Option is, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

(v)    “Parent” means a “parent corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)    “Participant” means the holder of an outstanding Award granted under the Plan, or the holder of Shares issuable or issued pursuant to the exercise of an Award.

(x)    “Period of Restriction” means the period during which the transfer of Restricted Shares are subject to restrictions and therefore, the Restricted Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(y)    “Plan” means this Second Amended and Restated 2011 Global Share Plan, as amended from time to time.

(z)    “Purchase Price” means the amount of consideration, if any, for which one Share may be acquired pursuant to an Award of Restricted Shares, as specified by the Administrator in the applicable Award Agreement in accordance with Section 7(d) hereof.

(aa)    “Reg. S Option” means an Option that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(bb)    “Reg. S Restricted Shares” means an Award of Restricted Shares that (i) is granted to a Service Provider who is not a U.S. Person, and (ii) is not intended to qualify under Rule 701 promulgated under the Securities Act.

(cc)    “Restricted Shares” means Shares issued pursuant to an Award of Restricted Shares under Section 7 hereof or issued pursuant to the early exercise of an Option. Restricted Shares that are not designated as Reg. S Restricted Shares are, unless the Administrator provides otherwise, intended to comply with and qualify under Rule 701 promulgated under the Securities Act.

(dd)    “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ee)    “Service Provider” means an Employee, Director, or Consultant.

(ff)    “Share” means a share of common stock of the Company, as adjusted in accordance with Section 12 hereof.

(gg)    “Shareholders Agreement” means any agreement between a Participant and the Company or Stockholders of the Company or both.

(hh)    “Stockholder” means an owner of Shares.

(ii)    “Subsidiary” means a “subsidiary corporation” with respect to the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(jj)    “Ten Percent Owner” means a Service Provider who owns more than 10% of the total combined voting power of all classes of outstanding securities of the Company or any Parent or Subsidiary. In determining ownership of securities, the attribution rules of Section 424(d) of the Code shall apply.

(kk)    “U.S.” or “United States” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(ll)    “U.S. Person” has the meaning accorded to it in Rule 902(k) of the Securities Act, and currently includes:

(i)    any natural person resident in the United States;

(ii)    any partnership or corporation organized or incorporated under the laws of the United States;

(iii)    any estate of which any executor or administrator is a U.S. Person;

(iv)    any trust of which any trustee is a U.S. Person;

(v)    any agency or branch of a foreign entity located in the United States;

(vi)    any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

(vii)    any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)    any partnership or corporation if:

(A)    organized or incorporated under the laws of any foreign jurisdiction; and

(B)    formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) promulgated under the Securities Act) who are not natural persons, estates or trusts.

3.    Shares Subject to the Plan

(a)    Basic Limitation. Subject to the provisions of Section 12 hereof, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan shall not exceed 71,240,000 Shares. The Shares may be authorized but unissued, or reacquired Shares. The number of Shares that are subject to Awards outstanding under the Plan at any time shall not exceed the aggregate number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of outstanding Awards granted under the Plan.

(b)    Additional Shares. If an Award expires, becomes unexercisable, or is cancelled, forfeited to or repurchased by the Company due to the failure to vest, or otherwise terminated without having been exercised or settled in full, as the case may be, or is surrendered pursuant to an Exchange Program, the Shares allocable to the unexercised (or forfeited or repurchased) portion of the Award shall again become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan, upon exercise of an Option or delivery under a Restricted Share, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that in the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or redemption, or are used to satisfy the Exercise Price or Purchase Price for the Award or any tax withholding obligations related to an Award, such Shares shall again become available for future grant or sale under the Plan. Notwithstanding the foregoing and, subject to adjustment provided in Section 12, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a) hereof, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan under this Section 3(b).

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan

(ii)    Other Administration. Other than as provided above, the Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Law.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may from time to time be granted hereunder;

(iii)    to determine the number of Shares to be covered by each Award granted hereunder;

(iv)    to approve the form(s) of agreement, including, without limitation, the Award Agreement, for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder including, but not limited to, the Exercise Price, the Purchase Price, the time or times when Options may be exercised (which may be based on performance criteria), the time or times when repurchase or redemption rights shall lapse, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)    to institute and determine the terms and conditions of an Exchange Program;

(vii)    to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable laws of jurisdictions other than the United States or for qualifying for favorable tax treatment under applicable foreign laws;

(viii)    to modify or amend each Award (subject to Section 18 hereof and Participant consent if the modification or amendment is to the Participant’s detriment), including, without limitation, the discretionary authority to extend the post-termination exercisability of an Option longer than is otherwise provided for in an Award Agreement or accelerate the vesting or exercisability of an Option or lapsing of a repurchase or redemption right or forfeiture provision to which Restricted Shares may be subject;

(ix)    to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 8;

(x)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and

(xi)    to make any other determination and take any other action that the Administrator deems necessary or desirable for the administration of the Plan.

(c)    Delegation of Authority to Officers. Subject to Applicable Law, the Administrator may delegate limited authority to specified officers of the Company to execute on behalf of the Company any instrument required to effect an Award previously granted by the Administrator.

(d)    Effect of Administrator’s Decision. All decisions, determinations, and interpretations of the Administrator shall be final and binding on all Participants and any other holders of Awards.

5.    Eligibility.

(a)    General Rule. Only Service Providers that are not U.S. Persons, or trusts established in connection with any employee benefit plan of the Company (including the Plan) for the benefit of a Service Provider, shall be eligible for the grant of Reg. S Options and Reg. S Restricted Shares. Nonstatutory Stock Options that are not designated as Reg. S Options and Restricted Shares that are not designated as Reg. S Restricted Shares may be granted to Service Providers only. Incentive Stock Options may be granted to Employees only. Any Awards granted to Consultants that are intended to comply with and qualify under Rule 701 promulgated under the Securities Act may only be granted to natural persons who meet the requirements set forth under Rule 701(c)(1)(ii) and (iii) of the Securities Act.

(b)    Stockholders with Ten-Percent Holdings. A Ten Percent Owner shall not be eligible for the grant of an Incentive Stock Option unless (i) the Exercise Price is at least 110% of the Fair Market Value on the Date of Grant, and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant.

(c)    Service Providers Located in California. Notwithstanding any contrary provision of the Plan, a Service Provider located in California is eligible to receive only Awards that comply with the California Award Terms and Conditions attached hereto as Exhibit A.

6.    Terms and Conditions of Options.

(a)    Award Agreement. Each grant of an Option under the Plan shall be evidenced by an Award Agreement between the Participant and the Company. Each Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b)    Type of Option. Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding a designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds US$100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the Date of Grant, and calculation will be performed in accordance with Section 422 of the Code and the Treasury Regulations promulgated thereunder. Each Option also may be designated as a Reg. S Option or as an Option other than a Reg. S Option.

(c)    Number of Shares. Each Award Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 12 hereof.

(d)    Exercise Price. Each Award Agreement shall specify the Exercise Price. The Exercise Price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value per Share on the Date of Grant, and a higher percentage may be required by Section 5(b) hereof. The Exercise Price of a Nonstatutory Stock Option may be less than 100% of the Fair Market Value per Share on the Date of Grant. Subject to the preceding provisions of this Section 6(d), the Exercise Price of any Option shall be determined by the Administrator in its sole discretion. The Exercise Price shall be payable in accordance with Section 9 hereof and the applicable Award Agreement. Notwithstanding anything to the contrary in the foregoing or in Section 5(b), in the event of a transaction described in Section 424(a) of the Code, then, consistent with Section 424(a) of the Code, Incentive Stock Options may be issued at an Exercise Price other than as required by the foregoing provisions of this Section 6(d) and Section 5(b).

(e)    Term of Option. The Award Agreement shall specify the term of the Option; provided, however, that the term shall not exceed ten (10) years from the Date of Grant, and a shorter term may be required by Section 5(b) hereof. Subject to the preceding sentence, the Administrator in its sole discretion shall determine when an Option is to expire.

(f)    Exercisability. Each Award Agreement shall specify the date when all or any installment of the Option is to become exercisable. The exercisability provisions of any Award Agreement shall be determined by the Administrator in its sole discretion.

(g)    Exercise Procedure. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as may be determined by the Administrator and as set forth in the Award Agreement; provided, however, that an Option shall not be exercised for a fraction of a Share.

(i)    An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, (B) full payment for the Shares with respect to which the Option is exercised, together with any applicable tax withholding, and (C) all representations, indemnifications, and documents requested by the Administrator, including, without limitation, any Shareholders Agreement. Full payment may consist of any consideration and method of payment authorized by the Administrator in accordance with Section 9 hereof and permitted by the Award Agreement and the Plan.

(ii)    Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Subject to the provisions of Sections 8, 9, 15, and 16, the Company shall issue (or cause to be issued) certificates evidencing the issued Shares promptly after the Option is exercised. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares acquired upon the exercise of an Option if those Shares remain subject to forfeiture, repurchase or redemption under the provisions of the Award Agreement, any Shareholders Agreement, or any other agreement between the Company and the Participant, or if those Shares are collateral for a loan or obligation due to the Company.

(iii)    Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan (in accordance with Section 3(b)) and for sale under the Option, by the number of Shares as to which the Option is exercised.

(h)    Termination of Service (other than by death).

(i)    If a Participant ceases to be a Service Provider for any reason other than because of death, then the Participant’s Options shall expire on the earliest of the following occasions:

(A)    The expiration date determined by Section 6(e) hereof;

(B)    The thirtieth (30th) day following the termination of the Participant’s relationship as a Service Provider for any reason other than Disability, or such other date as the Administrator may determine and specify in the Award Agreement, provided that no Option that is exercised after the expiration of the three-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option; or

(C)    The last day of the six-month period following the termination of the Participant’s relationship as a Service Provider by reason of Disability, or such other date as the Administrator may determine and specify in the Award Agreement; provided that no Option that is exercised after the expiration of the twelve-month period immediately following the termination of the Participant’s relationship as an Employee shall be treated as an Incentive Stock Option.

(ii)    Following the termination of the Participant’s relationship as a Service Provider, the Participant may exercise all or part of the Participant’s Option at any time before the expiration of the Option as set forth in Section 6(h)(i) hereof, but only to the extent that the Option was vested and exercisable as of the date of termination of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). Unless the

Administrator provides otherwise in an Award Agreement, the balance of the Shares subject to the Option shall be forfeited on the date of termination of the Participant’s relationship as a Service Provider. In the event that the Participant dies after the termination of the Participant’s relationship as a Service Provider but before the expiration of the Participant’s Option as set forth in Section 6(h)(i) hereof, all or part of the Option may be exercised (prior to expiration) by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the termination date of the Participant’s relationship as a Service Provider (or became vested and exercisable as a result of the termination). Any Shares subject to the portion of the Option that are vested as of the termination date of the Participant’s relationship as a Service Provider but that are not purchased prior to the expiration of the Option pursuant to this Section 6(h) shall be forfeited immediately following the Option’s expiration.

(i)    Death of Participant.

(i)    If a Participant dies while a Service Provider, then the Participant’s Option shall expire on the earlier of the following dates:

(A)    The expiration date determined by Section 6(e) hereof;

(B)    The last day of the six-month period immediately following the Participant’s death, or such other date as the Administrator may determine and specify in the Award Agreement.

(ii)    All or part of the Participant’s Option may be exercised at any time before the expiration of the Option as set forth in Section 6(i)(i) hereof by the executors or administrators of the Participant’s estate or by any person who has acquired the Option directly from the Participant by beneficiary designation, bequest, or inheritance, but only to the extent that the Option was vested and exercisable as of the date of the Participant’s death or had become vested and exercisable as a result of the death. The balance of the Shares subject to the Option shall be forfeited upon the Participant’s death. Any Shares subject to the portion of the Option that are vested as of the Participant’s death but that are not purchased prior to the expiration of the Option pursuant to this Section 6(i) shall be forfeited immediately following the Option’s expiration.

(j)    Restrictions on Transfer of Shares. Shares issued upon exercise of an Option shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, and other transfer restrictions as the Administrator may determine. The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

7.    Terms and Conditions of Restricted Shares.

(a)    Award Agreement. Each Restricted Share granted under the Plan shall be evidenced by an Award Agreement between the Participant and the Company, which will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Each Restricted Share shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Administrator deems appropriate for inclusion in an Award Agreement. Unless the Administrator determines otherwise, the Company as escrow agent will hold the Restricted Shares until the restrictions on such Shares have lapsed. The provisions of the various Award Agreements entered into under the Plan need not be identical.

(b)    Type of Restricted Share. Each Restricted Share may be designated as a Reg. S Restricted Share or as a Restricted Share other than a Reg. S Restricted Share. If the Award Agreement does not specify the type of Restricted Share, the Restricted Share will not be treated as a Reg. S Restricted Share.

(c)    Duration of Offers and Nontransferability of Restricted Shares. Any Restricted Shares granted under the Plan shall automatically expire if not exercised by the Participant within 30 days (or such longer time as is specified in the Award Agreement) after the Date of Grant. Except as provided in this Section 7 or as the Administrator determines, Restricted Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction and shall be exercisable only by the Participant to whom the Restricted Share was granted.

(d)    Purchase Price. The Purchase Price, if any, shall be determined by the Administrator in its sole discretion. The Purchase Price, if any, shall be payable in a form described in Section 9 hereof.

(e)    Restrictions on Transfer of Shares. Any Shares awarded or sold pursuant to Restricted Shares shall be subject to such forfeiture conditions, rights of repurchase or redemption, rights of first refusal, escrow provisions and other transfer restrictions as the Administrator may determine. The restrictions described in the preceding sentence shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

(f)    Removal of Restrictions. Except as otherwise provided in this Section 7, Restricted Shares granted under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(g)    Voting Rights. During the Period of Restriction, Service Providers holding Restricted Shares granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(h)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Restricted Shares shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Restricted Shares with respect to which they were paid.

8.    Tax Withholding.

(a)    Withholding Requirements. As a condition to the exercise of an Option or purchase of Restricted Shares, the Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) shall make such arrangements as the Administrator may require for the satisfaction of any applicable tax withholding arising in connection with the exercise of an Option, purchase of Restricted Shares or disposition of Awards under Applicable Laws. The Participant (or in the case of the Participant’s death or in the event of a permissible transfer of Awards hereunder, the person exercising the Option or purchasing Restricted Shares) also shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local, or non-U.S. tax withholding obligations, including those under the laws of the People’s Republic of China, that may arise in connection with the disposition of Shares acquired by exercising an Option or purchasing Restricted Shares. The Company shall not be required to issue any Shares under the Plan until the foregoing obligations are satisfied. Without limiting the generality of the foregoing, upon the exercise of the Option or delivery of Restricted Shares, the Company, or a Parent or Subsidiary, as required by Applicable Law, shall have the right to withhold taxes from any compensation or other amounts that the Company or such Parent or Subsidiary, as applicable, may owe to the Participant, or to require the Participant to pay to the Company or such Parent or Subsidiary, as applicable, the amount of any taxes that the Company or such Parent or Subsidiary may be required to withhold with respect to the Shares issued to the Participant or the disposition of Awards or Shares.

(b)    Withholding Arrangements. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Participant to satisfy all or part of any tax withholding liability by (i) paying cash, (ii) having the Company, or the applicable Parent or Subsidiary, withhold otherwise deliverable Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already owned and unencumbered Shares having a Fair Market Value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, or (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum U.S. federal, state, local, or non-U.S. marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

9.    Payment for Shares. The consideration to be paid for the Shares to be issued under the Plan, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined on the Date of Grant), subject to the provisions in this Section 9 and Applicable Law.

(a)    General Rule. The entire Exercise Price or Purchase Price (as the case may be) for Shares issued under the Plan shall be payable in cash or cash equivalents at the time when the Shares are purchased, except as otherwise provided in this Section 9 or Applicable Law.

(b)    Surrender of Shares. To the extent that an Award Agreement so provides, all or any part of the Exercise Price or Purchase Price (as the case may be) may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Participant. These Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date the Option is exercised or Restricted Shares are purchased. The Participant shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price or Purchase Price (as the case may be) if this action would subject the Company to adverse accounting consequences, as determined by the Administrator.

(c)    Services Rendered. At the discretion of the Administrator and to the extent so provided in the agreements evidencing Awards of Shares under the Plan, Shares may be awarded under the Plan in consideration of services rendered to the Company or any Parent or Subsidiary prior to the Award to the extent permitted by Applicable Law.

(d)    Promissory Note. At the discretion of the Administrator and to the extent an Award Agreement so provides and is permitted by Applicable Laws, all or a portion of the Exercise Price or Purchase Price (as the case may be) may be paid with a promissory note in favor of the Company. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing provisions of this Section 9(d), the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of the promissory note.

(e)    Exercise/Sale. At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

(f)    Exercise/Pledge. At the discretion of the Administrator and to the extent an Award Agreement so provides, and if the Shares are publicly traded, payment may be made all or in part by the delivery (on a form and in a manner prescribed by the Company) of an irrevocable direction to pledge Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any tax withholding.

(g)    Net Exercise. At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price (as the case may be) may be paid by a net exercise arrangement pursuant to which the number of Shares issued upon exercise or purchase is reduced by the minimum whole number of Shares with a Fair Market Value sufficient to pay the aggregate Exercise Price or Purchase Price (as the case may be), pursuant to such terms and procedures as the Administrator in its sole discretion may specify.

(h)    Other Forms of Consideration. At the discretion of the Administrator and to the extent an Award Agreement so provides, all or a portion of the Exercise Price or Purchase Price may be paid by any other form of consideration and method of payment to the extent permitted by Applicable Law, or any combination of the foregoing methods of payment.

10.    Nontransferability of Awards.

(a)    Unless otherwise determined by the Administrator and so provided in the applicable Award Agreement (or be amended to provide), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner (whether by operation of law or otherwise) other than by will or applicable laws of descent and distribution or (except in the case of an Incentive Stock Option) pursuant to a domestic relations order, and shall not be subject to execution, attachment, or similar process, and each Award may be exercised, during the lifetime of the Participant, only by the Participant. In the event the Administrator in its sole discretion makes a Nonstatutory Stock Option or Restricted Share transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate. Upon any attempt to pledge, assign, hypothecate, transfer, or otherwise dispose of any Award or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by this Plan, such Award shall thereupon terminate and become null and void.

(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

11.    Rights as a Stockholder. Until the Shares actually are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Award. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

12.    Adjustments; Dissolution or Liquidation; Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Change in Control. In the event of a merger or Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the proceeding paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 12(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly.

In the event that the successor corporation does not assume or substitute for an Award (or portion thereof), then the Participant will fully vest in and have the right to exercise the Award as to all of the Shares subject thereto, including Shares as to which it would not otherwise be vested or exercisable, and all restrictions on Restricted Shares will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option will be exercisable for a period of time as determined by the Administrator, and the Option will terminate upon expiration of such period.

For purposes of this Section 12(c), an Award shall be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether shares, cash, or other securities or property) received in the merger or

Change in Control by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if the consideration received in the merger or Change in Control is not solely common stock or shares of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or vesting of the Restricted Shares, for each Share subject to the Award, to be solely common stock or shares of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or Change in Control.

(d)    Reservation of Rights. Except as provided in this Section 12 and in the applicable Award Agreement, a Participant shall have no rights by reason of (i) any subdivision or consolidation of Shares or other securities of any class, (ii) the payment of any dividend, or (iii) any other increase or decrease in the number of Shares or other securities of any class. Any issuance by the Company of equity securities of any class, or securities convertible into equity securities of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price or Purchase Price of Shares subject to an Award. The grant of an Option or Restricted Share shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

13.    Leaves of Absence.

(a)    Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence.

(b)    A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company, its Parent or any Subsidiary or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor.

(c)    For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.    Date of Grant. The Date of Grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination to grant the Award, or such other later date as is determined by the Administrator; provided, however, that the Date of Grant of an Incentive Stock Option shall be no earlier than the date on which the individual becomes an Employee.

15.    Securities Law Requirements.

(a)    Legal Compliance. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure to deliver any Shares under the Plan unless the issuance and delivery of Shares comply with (or are exempt from) all Applicable Laws, including, without limitation, the Securities Act, U.S. state securities laws and regulations, the laws and regulations of the People’s Republic of China, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. Shares delivered under the Plan shall be subject to transfer restrictions, and the person acquiring the Shares shall, as a condition to the exercise of an Option or the purchase of Restricted Shares if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with Applicable Law, including, without limitation, the representation and warranty at the time of acquisition of Shares that the Shares are being acquired only for investment purposes and without any present intention to sell, transfer, or distribute the Shares.

(c)    Regulation S Transfer Restrictions. Any Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option shall not be offered or sold in an unregistered transaction to a U.S. Person or for the account or benefit of a U.S. Person prior to the expiration of the first anniversary (or the six-month anniversary if the Company is a “reporting issuer,” as defined in Rule 902 under the Securities Act) of the date on which the Shares underlying the Reg. S Restricted Share or Reg. S Option are issued by the Company (the “Regulation S Compliance Period”). Any Shares offered or sold pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option prior to the expiration of the Regulation S Compliance Period may be offered or sold only if permitted by the Administrator in accordance with the following conditions: (i) the purchaser of Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option certifies that it is not a U.S. Person and is not acquiring the Shares for the account or benefit of any U.S. Person or is a U.S. Person who is purchasing the Shares in a transaction that does not require registration under the Securities Act; (ii) the purchaser of the Shares issued pursuant to a Reg. S Restricted Share or the exercise of a Reg. S Option agrees to resell such Shares only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such Shares unless in compliance with the Securities Act; and (iii) the certificate evidencing the Shares shall contain restrictive legends to a similar effect as set forth in (ii). The restrictions described in this Section 15(c) shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally.

16.    Inability to Obtain Authority. The inability of the Company, a Parent or a Subsidiary to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. In addition, the inability of a Participant who is a resident of the People’s Republic of China to obtain authority (including approval and registration) from relevant regulatory bodies of the People’s Republic of China, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company, any Parent and any Subsidiary of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained, and if the inability is revealed or occurs after such Shares have been issued or sold by the Company, the inability shall entitle the Company to redeem or request the Participant to transfer the Shares so issued on such terms as the Administrator determines, subject to Applicable Law. The Company, any Parent and any Subsidiary shall be relieved from any liability for the redemption and the request for transfer.

17.    Approval by Stockholders. The Plan shall be subject to approval by the Stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. Such approval by Stockholders of the Company shall be obtained in the degree and manner required under Applicable Law. Awards may be granted but Options may not be exercised and Restricted Shares may not be purchased prior to approval of the Plan by Stockholders of the Company.

18.    Duration and Amendment.

(a)    Term of Plan. Subject to approval by Stockholders of the Company in accordance with Section 17 hereof, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the Stockholders of the Company as described in Section 17 hereof. In the event that the Stockholders of the Company fail to approve the Plan within twelve (12) months prior to or after its adoption by the Board, any Awards that have been granted and any Shares that have been awarded or purchased under the Plan shall be rescinded, and no additional Awards shall be granted thereafter. Unless sooner terminated under Section 18(b) hereof, the Plan shall continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or Stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

(b)    Amendment and Termination. The Administrator may at any time amend, alter, suspend, or terminate the Plan.

(c)    Approval by Stockholders. The Administrator shall obtain approval of the Stockholders of any Plan amendment to the extent necessary or desirable to comply with Applicable Law.

(d)    Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall materially and adversely impair the rights of any Participant with respect to an outstanding Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination. No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Award granted prior to the termination of the Plan.

19.    Legending Share Certificates. In order to enforce any restrictions imposed upon Shares issued upon the exercise of Options or the acquisition of Restricted Shares, including, without limitations, the restrictions described in Sections 6(j), 7(e), and 15(c) hereof, the Administrator may cause a legend or legends to be placed on any share certificates representing the Shares, which legend or legends shall make appropriate reference to the restrictions, including, without limitation, a restriction against sale of the Shares for any period as may be required by Applicable Law.

20.    No Retention Rights. Neither the Plan nor any Award shall confer upon any Participant any right to continue his or her relationship as a Service Provider with the Company for any period of specific duration or interfere in any way with his or her right or the right of the Company (or any Parent or Subsidiary employing or retaining the Participant), which rights are hereby expressly reserved by each, to terminate this relationship at any time, with or without cause, and with or without notice.

21.    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Parent or Subsidiary and a Participant or any other person. To the extent that any Participant acquires a right to receive payments from the Company or any Parent or Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company, a Parent, or any Subsidiary.

22.    No Rights to Awards. No Participant, eligible Service Provider, or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Service Providers, Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

23.    Information to Participants. Beginning on the earlier of (i) the date that the aggregate number of Participants under this Plan is five hundred (500) or more and the Company is relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act and (ii) the date that the Company is required to deliver information to Participants pursuant to Rule 701 under the Securities Act, and until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, is no longer relying on the exemption provided by Rule 12h-1(f)(1) under the Exchange Act or is no longer required to deliver information to Participants pursuant to Rule 701 under the Securities Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this Section confidential. If a Participant does not agree to keep the information to be provided pursuant to this Section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act or Rule 701 of the Securities Act.

[Remainder of Page Intentionally Left Blank]

EXHIBIT A

CALIFORNIA AWARD TERMS AND CONDITIONS

This Exhibit A to the Zoom Video Communications, Inc. Second Amended and Restated 2011 Global Share Plan will apply only to Participants who are residents of the State of California and who are receiving an Award under the Plan. Capitalized terms contained herein will have the same meanings given to them in the Plan, unless otherwise provided by this Exhibit A. Notwithstanding any provisions contained in the Plan to the contrary and to the extent required by Applicable Laws, the following terms will apply to all Awards granted to residents of the State of California, until such time as the Administrator amends this Exhibit A or the Administrator otherwise provides. This Exhibit A will be deemed to be part of the Plan and the Administrator will have the authority to amend this Exhibit A in accordance with Section 18 of the Plan.

1.

Eligibility. Reg. S Options and Reg. S Restricted Shares may be granted only to Service Providers that are not U.S. Persons. Nonstatutory Stock Options that are not designated as Reg. S Options and Restricted Shares that are not designated as Reg. S Restricted Shares may be granted only to Service Providers. Incentive Stock Options may be granted only to Employees.

2.	Option Term. The term of each Option will be stated in the Award Agreement, provided, however, that the term will be no more than ten (10) years from the date of grant thereof.

3.	Termination of Service.

(a)    If a Participant ceases to be a Service Provider, such Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(b)    If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as specified in the Award Agreement, to the extent the Option is vested on the date of termination (but in no event later than the expiration date determined by Section 6(e) of the Plan).

(c)    If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following Participant’s death, or such longer period of time as specified in the Award Agreement, to the extent that the Option is vested on the date of death (but in no event later than the expiration date determined by Section 6(e) of the Plan).

4.

Transferability. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator in its sole discretion makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, (iii) or as permitted by Rule 701 of the Securities Act.

5.

Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, shall adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award; provided, however, that the Administrator shall make such adjustments to an Award as required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

6.

Grant of Award. No Award will be granted to a resident of California more than ten (10) years after the earlier of the date of adoption of the Plan or the date the Plan is approved by the Stockholders.

ZOOM VIDEO COMMUNICATIONS, INC. FOURTH AMENDED AND

RESTATED 2011 GLOBAL SHARE PLAN:

SUMMARY OF RESTRICTED SHARE PURCHASE

The Purchaser is acquiring shares of the Common Stock of Zoom Video Communications, Inc. on the following terms:

Grant Number :

Name of Purchaser:

Total Number of Purchased Shares:	Purchase Price per Share:	$

Date of Offer:

Date of Purchase:

Vesting Commencement Date:

Vesting Schedule:	The Right of Repurchase shall lapse with respect to the first % of the Purchased Shares when the Purchaser completes months of continuous Service beginning with the Vesting Commencement Date set forth above. The Right of Repurchase shall lapse with respect to an additional % of the Purchased Shares when the Purchaser completes each month of continuous Service thereafter.

The Purchase Price must be paid on or before the Date of Purchase set forth above. If the Purchaser fails to make payment before the Date of Purchase, this offer automatically terminates.

By signing below, the Purchaser and the Company agree that the acquisition of the Purchased Shares is governed by the terms and conditions of the Fourth Amended and Restated 2011 Global Share Plan and the Restricted Share Purchase Agreement. Both of these documents are attached to, and made a part of, this Summary of Restricted Share Purchase. The Purchaser agrees to accept by email all documents relating to the Company, the Plan or this purchase and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission). The Purchaser also agrees that the Company may deliver these documents by posting them on a website maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a website, it shall notify the Purchaser by email of their availability. The Purchaser acknowledges that he or she may incur costs in connection with electronic delivery, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents. This consent shall remain in effect until the Purchaser gives the Company written notice that it should deliver paper documents.

PURCHASER:	ZOOM VIDEO COMMUNICATIONS, INC.

By:
Address for Mailing Stock Certificate:	Title:

ZOOM VIDEO COMMUNICATIONS, INC. FOURTH AMENDED AND

RESTATED 2011 GLOBAL SHARE PLAN:

RESTRICTED SHARE PURCHASE AGREEMENT

SECTION 1.    ACQUISITION OF SHARES.

(a)    Transfer. On the terms and conditions set forth in the Summary of Restricted Share Purchase and this Agreement, the Company agrees to transfer to the Purchaser the number of Shares set forth in the Summary of Restricted Share Purchase. The transfer shall occur at the offices of the Company on the date of purchase set forth in the Summary of Restricted Share Purchase or at such other place and time as the parties may agree.

(b)    Consideration. The Purchaser agrees to pay the Purchase Price set forth in the Summary of Restricted Share Purchase for each Purchased Share. The Purchase Price is agreed to be not less than 100% of the Fair Market Value of the Purchased Shares. Payment shall be made in cash or cash equivalents on the date of purchase set forth in the Summary of Restricted Share Purchase.

(c)    Stock Plan and Defined Terms. The transfer of the Purchased Shares is subject to the Plan, a copy of which the Purchaser acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 11 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. RIGHT OF REPURCHASE.

(a)    Scope of Repurchase Right. Until they vest in accordance with the Summary of Restricted Share Purchase and Subsection (b) below, the Purchased Shares acquired under this Agreement shall be Restricted Shares and shall be subject to the Company’s Right of Repurchase. The Company, however, may decline to exercise its Right of Repurchase or may exercise its Right of Repurchase only with respect to a portion of the Restricted Shares. The Company may exercise its Right of Repurchase only during the Repurchase Period following the termination of the Purchaser’s Service, but the Right of Repurchase may be exercised automatically under Subsection (d) below. If the Right of Repurchase is exercised, the Company shall pay the Purchaser an amount equal to the lower of (i) the Purchase Price of each Restricted Share being repurchased or (ii) the Fair Market Value of such Restricted Share at the time the Right of Repurchase is exercised.

(b)    Lapse of Repurchase Right. The Right of Repurchase shall lapse with respect to the Restricted Shares in accordance with the vesting schedule set forth in the Summary of Restricted Share Purchase.

(c)    Escrow. Upon issuance, the certificate(s) for Restricted Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Agreement.

Any additional or exchanged securities or other property described in Subsection (f) below shall immediately be delivered to the Company to be held in escrow. All ordinary cash dividends on Restricted Shares (or on other securities held in escrow) shall be paid directly to the Purchaser and shall not be held in escrow. Restricted Shares, together with any other assets held in escrow under this Agreement, shall be (i) surrendered to the Company for repurchase upon exercise of the Right of Repurchase or the Right of First Refusal or (ii) released to the Purchaser upon his or her request to the extent that the Shares have ceased to be Restricted Shares (but not more frequently than once every six months). In any event, all Purchased Shares that have ceased to be Restricted Shares, together with any other vested assets held in escrow under this Agreement, shall be released within 90 days after the earlier of (i) the termination of the Purchaser’s Service or (ii) the lapse of the Right of First Refusal.

(d)    Exercise of Repurchase Right. The Company shall be deemed to have exercised its Right of Repurchase automatically for all Restricted Shares as of the commencement of the Repurchase Period, unless the Company during the Repurchase Period notifies the holder of the Restricted Shares pursuant to Section 9 that it will not exercise its Right of Repurchase for some or all of the Restricted Shares. The Company shall pay to the holder of the Restricted Shares the purchase price determined under Subsection (a) above for the Restricted Shares being repurchased. Payment shall be made in cash or cash equivalents and/or by canceling indebtedness to the Company incurred by the Purchaser in the purchase of the Restricted Shares. The certificate(s) representing the Restricted Shares being repurchased shall be delivered to the Company.

(e)    Termination of Rights as Stockholder. If the Right of Repurchase is exercised in accordance with this Section 2 and the Company makes available the consideration for the Restricted Shares being repurchased, then the person from whom the Restricted Shares are repurchased shall no longer have any rights as a holder of the Restricted Shares (other than the right to receive payment of such consideration). Such Restricted Shares shall be deemed to have been repurchased pursuant to this Section 2, whether or not the certificate(s) for such Restricted Shares have been delivered to the Company or the consideration for such Restricted Shares has been accepted.

(f)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Restricted Shares or into which such Restricted Shares thereby become convertible shall immediately be subject to the Right of Repurchase. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Restricted Shares. Appropriate adjustments shall also be made to the price per share to be paid upon the exercise of the Right of Repurchase, provided that the aggregate purchase price payable for the Restricted Shares shall remain the same. In the event of any transaction described in Section 8(b) of the Plan or any other corporate reorganization, the Right of Repurchase may be exercised by the Company’s successor.

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(g)    Transfer of Restricted Shares. The Purchaser shall not transfer, assign, encumber or otherwise dispose of any Restricted Shares without the Company’s written consent, except as provided in the following sentence. The Purchaser may transfer Restricted Shares to one or more members of the Purchaser’s Immediate Family or to a trust established by the Purchaser for the benefit of the Purchaser and/or one or more members of the Purchaser’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Restricted Shares, then this Agreement shall apply to the Transferee to the same extent as to the Purchaser.

(h)    Assignment of Repurchase Right. The Board of Directors may freely assign the Company’s Right of Repurchase, in whole or in part. Any person who accepts an assignment of the Right of Repurchase from the Company shall assume all of the Company’s rights and obligations under this Section 2.

(i)    Part-Time Employment and Leaves of Absence. If the Purchaser commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Summary of Restricted Share Purchase. If the Purchaser goes on a leave of absence, then the Company may adjust the vesting schedule set forth in the Summary of Restricted Share Purchase in accordance with the Company’s leave of absence policy or the terms of such leave. Except as provided in the preceding sentence, Service shall be deemed to continue while the Purchaser is on a bona fide leave of absence, if (i) such leave was approved by the Company in writing and (ii) continued crediting of Service is expressly required by the terms of such leave or by applicable law (as determined by the Company). Service shall be deemed to terminate when such leave ends, unless the Purchaser immediately returns to active work.

SECTION 3. RIGHT OF FIRST REFUSAL.

(a)    Right of First Refusal. In the event that the Purchaser proposes to sell, pledge or otherwise transfer to a third party any Purchased Shares, or any interest in Purchased Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Purchased Shares. If the Purchaser desires to transfer Purchased Shares, the Purchaser shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Purchased Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Purchaser and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Purchased Shares. The Company shall have the right to purchase all, and not less than all, of the Purchased Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b)    Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after receiving the Transfer Notice, the Purchaser may, not later than 120 days after the Company received the Transfer Notice, conclude a transfer of the Purchased Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign

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securities laws and not in violation of any other contractual restrictions to which the Purchaser is bound. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Purchaser, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Purchased Shares on the terms set forth in the Transfer Notice within 30 days after the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Purchased Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Purchased Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

(c)    Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Purchased Shares subject to this Section 3 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Purchased Shares subject to this Section 3.

(d)    Termination of Right of First Refusal. Any other provision of this Section 3 notwithstanding, in the event that the Shares are readily tradable on an established securities market when the Purchaser desires to transfer Purchased Shares, the Company shall have no Right of First Refusal, and the Purchaser shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e)    Permitted Transfers. This Section 3 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Purchaser’s Immediate Family or to a trust established by the Purchaser for the benefit of the Purchaser and/or one or more members of the Purchaser’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Purchaser transfers any Purchased Shares, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Purchaser.

(f)    Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 3, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not the certificate(s) therefor have been delivered as required by this Agreement.

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(g)    Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall assume all of the Company’s rights and obligations under this Section 3.

SECTION 4. OTHER RESTRICTIONS ON TRANSFER.

(a)    Purchaser Representations. In connection with the issuance and acquisition of Shares under this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i)    The Purchaser is acquiring and will hold the Purchased Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(ii)    The Purchaser understands that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless their sale or other transfer is subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the Purchased Shares.

(iii)    The Purchaser is aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction,” and that the amount of securities being sold during any three-month period not exceed specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied as of either the Date of Offer or the Date of Purchase and that the Company is not required to take action to satisfy any such conditions.

(iv)    The Purchaser will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he or she will not dispose of the Purchased Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Purchased Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Purchased Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any

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exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Purchased Shares under applicable state law.

(v)    The Purchaser has received and has had access to such information as he or she considers necessary or appropriate for deciding whether to invest in the Purchased Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

(vi)    The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his or her financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of his or her investment in the Purchased Shares.

(b)    Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Purchased Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

(c)    Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Purchaser or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Purchased Shares without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s

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outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Purchased Shares until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Shares registered in the public offering under the Securities Act.

(d)    Rights of the Company. The Company shall not be required to (i) transfer on its books any Purchased Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 5. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

SECTION 6. NO RETENTION RIGHTS.

Nothing in this Agreement or in the Plan shall confer upon the Purchaser any right to continue providing services to the Company for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Purchaser) or of the Purchaser, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 7. TAX ELECTION.

The acquisition of the Purchased Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of purchase set forth in the Summary of Restricted Share Purchase. The form for making the Code Section 83(b) election is attached to this Agreement as an Exhibit. The Purchaser should consult with his or her tax advisor to determine the tax consequences of acquiring the Purchased Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Purchaser acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Purchaser requests the Company or its representatives to make this filing on his or her behalf.

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SECTION 8. LEGENDS.

All certificates evidencing Purchased Shares shall bear the following legends:

“THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES AND CERTAIN REPURCHASE RIGHTS UPON TERMINATION OF SERVICE WITH THE COMPANY. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A LIMITED PERIOD FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

All certificates evidencing the Purchased Shares acquired under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

If required by the authorities of any State in connection with the issuance of the Purchased Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

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SECTION 9. MISCELLANEOUS PROVISIONS.

(a)    Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

(b)    Notice. Any notice required by the terms of this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company.

(c)    Entire Agreement. The Summary of Restricted Share Purchase, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

SECTION 10. ACKNOWLEDGEMENTS OF THE PURCHASER.

In addition to the other terms, conditions and restrictions imposed on the Shares acquired pursuant to this Agreement, the Purchaser expressly acknowledges being subject to Sections 2 (Right of Repurchase), 3 (Right of First Refusal) and 4 (Other Restrictions on Transfer, including without limitation the Market Stand-Off), as well as the following provisions:

(a)    Waiver of Statutory Information Rights. The Purchaser acknowledges and agrees that, until the first sale of the Company’s Shares to the general public pursuant to a registration statement filed under the Securities Act, he or she will be deemed to have waived any rights the Purchaser might otherwise have had under Section 220 of the Delaware General Corporation Law (or under similar rights under other applicable law) to inspect for any proper purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary. This waiver applies only in the Purchaser’s capacity as a stockholder and does not affect any other inspection rights the Purchaser may have under other law or pursuant to a written agreement with the Company.

(b)    Plan Discretionary. The Purchaser understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Purchaser’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the transfer of the Purchased Shares does not in any way create any contractual or other right to receive additional awards under the Plan at any time or in any amount and (iv) all determinations with respect to any additional awards, including (without limitation) the times when awards will be granted, the number of Shares offered and the vesting schedule, will be at the sole discretion of the Company.

(c)    Termination of Service. The Purchaser understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(d)    Extraordinary Compensation. The value of the Purchased Shares shall be an extraordinary item of compensation outside the scope of the Purchaser’s employment contract,

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if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(e)    Authorization to Disclose. The Purchaser hereby authorizes and directs the Purchaser’s employer to disclose to the Company or any Subsidiary any information regarding the Purchaser’s employment, the nature and amount of the Purchaser’s compensation and the fact and conditions of the Purchaser’s participation in the Plan, as the Purchaser’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(f)    Personal Data Authorization. The Purchaser consents to the collection, use and transfer of personal data as described in this Subsection (f). The Purchaser understands and acknowledges that the Company, the Purchaser’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Purchaser for the purpose of managing and administering the Plan, including (without limitation) the Purchaser’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Purchaser’s favor (the “Data”). The Purchaser further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Purchaser’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Purchaser understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Purchaser authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Purchaser’s participation in the Plan, including a transfer to any broker or other third party with whom the Purchaser elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Purchaser’s behalf. The Purchaser may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (f) by contacting the Company in writing.

SECTION 11. DEFINITIONS.

(a)    “Agreement” shall mean this Restricted Share Purchase Agreement.

(b)    “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c)    “Company” shall mean Zoom Video Communications, Inc., a Delaware corporation.

(d)    “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

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(e)    “Plan” shall mean the Zoom Video Communications, Inc. Fourth Amended and Restated 2011 Global Share Plan, as amended.

(f)    “Purchased Shares” shall mean the Shares purchased by the Purchaser pursuant to this Agreement.

(g)    “Purchase Price” shall mean the amount for which one Share may be purchased pursuant to this Agreement, as specified in the Summary of Restricted Share Purchase.

(h)    “Purchaser” shall mean the person named in the Summary of Restricted Share Purchase.

(i)    “Repurchase Period” shall mean a period of 90 consecutive days commencing on the date when the Purchaser’s Service terminates for any reason, including (without limitation) death or disability.

(j)    “Restricted Share” shall mean a Purchased Share that is subject to the Right of Repurchase.

(k)    “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 3.

(l)    “Right of Repurchase” shall mean the Company’s right of repurchase described in Section 2.

(m)    “Service” means service as an Employee, Director or Consultant.

(n)    “Transferee” shall mean any person to whom the Purchaser has directly or indirectly transferred any Purchased Share.

(o)    “Transfer Notice” shall mean the notice of a proposed transfer of Purchased Shares described in Section 3.

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EXHIBIT I

SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, and pursuant to Treasury Regulations Section 1.83-2, to include in gross income as compensation for services the excess (if any) of the fair market value of the shares described below over an amount paid for those shares.

(p)	The taxpayer who performed the services is:

Name:
Address:

Social Security No.:

(q)	The property with respect to which the election is made is shares of the common stock of Zoom Video Communications, Inc.

(r)	The property was transferred to the taxpayer on , .

(s)	The taxable year for which the election is made is the calendar year 2015.

(t)

The property is subject to a repurchase right pursuant to which the issuer has the right to acquire the property if for any reason taxpayer’s service with the issuer terminates. The issuer’s repurchase right lapses in a series of installments over a                  -year period ending on             ,         .

(u)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that by its terms will never lapse) is $ per share x shares = $ .

(v)	For the property transferred, the taxpayer paid $ per share × shares = $ .

(w)	The amount to include in gross income is $ . [The amount in Item F less the amount in Item G]

(x)	A copy of this statement was furnished to Zoom Video Communications, Inc., for whom taxpayer rendered the services underlying the transfer of such property.

(y)	This statement is executed on , .

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of transfer of the property, this election must be filed with the Internal Revenue Service office where the taxpayer files his or her annual federal income tax return. The filing should be made by registered or certified mail, return receipt requested. The taxpayer must (a) include a copy of the completed form with his or her federal income tax return for the taxable year in which the property is transferred and (b) deliver an additional copy to the Company.

ZOOM VIDEO COMMUNICATIONS, INC.

2011 GLOBAL SHARE PLAN

U.S. SHARE OPTION AGREEMENT

Zoom Video Communications, Inc. (the “Company”) hereby grants you, Employee Name (the “Participant”), an option (the “Option”) under the Company’s 2011 Global Share Plan (the “Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share
Number of Shares subject to the Option

Type of Option:	ISO Incentive Stock Option (to the extent permitted by Applicable Law)

Expiration Date:

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

Twenty-five percent (25%) of the Shares subject to the Option shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*
Termination as Service Provider (except as provided below)	3 months
Termination as Service Provider due to Disability	12 months
Termination as Service Provider due to death	12 months

*

The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This U.S. Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

ZOOM VIDEO COMMUNICATIONS, INC.	PARTICIPANT

President and CEO	Signed

ZOOM VIDEO COMMUNICATIONS, INC.

2011 GLOBAL SHARE PLAN

U.S. SHARE OPTION AGREEMENT

Zoom Video Communications, Inc. (the “Company”) hereby grants you, Participant Name (the “Participant”), an option (the “Option”) under the Company’s 2011 Global Share Plan (the “Plan”) to purchase shares of Common Stock (“Shares”) of the Company. Subject to the provisions of the Plan and the Option Rules attached hereto as Exhibit A, the principal features of the Option are as follows:

Grant Number
Date of Grant
Vesting Commencement Date
Exercise Price per Share
Number of Shares subject to the Option

Type of Option:	NSO Nonstatutory Stock Option

Expiration Date:

Vesting Schedule

The Option shall become exercisable, in whole or in part, in accordance with the terms of the Plan, the Option Rules (attached hereto as Exhibit A) and the following vesting schedule:

One forty-eighth (1/48th) of the Shares subject to the Option shall vest each month on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.

Option Termination:

Event Triggering Option Termination	Maximum Time to Exercise After Triggering Event*
Termination as Service Provider (except as provided below)	3 months
Termination as Service Provider due to Disability	12 months
Termination as Service Provider due to death	12 months

*

The Option may only be exercised as to Shares that have vested as of the date of the Participant’s termination as a Service Provider and in no event may the Option be exercised after the Expiration Date. It is the Participant’s responsibility to exercise the Option, if the Participant so desires, before it expires or terminates.

The Participant’s signature below indicates his or her agreement, understanding, and acceptance that the Option is subject to all of the terms and conditions contained in Exhibit A and the Plan. Please be sure to read all of Exhibit A, which contains the specific terms and conditions of the Option.

This U.S. Share Option Agreement (the “Option Agreement”) does not represent a securities interest in the Company, which interest may accrue only upon the exercise of the Option in accordance with its terms.

1.

ZOOM VIDEO COMMUNICATIONS, INC.	PARTICIPANT

President and CEO	Signed

2.

EXHIBIT A

OPTION RULES

1.    Grant of Option. The Administrator hereby grants to the Participant under the Plan the right to purchase the number of Shares set forth on the first page of this Option Agreement (the “Grant Notice”), at the Exercise Price per Share set forth in the Grant Notice, and subject to all of the terms and conditions in this Option Agreement and the Plan, a copy of which the Participant acknowledges having received. Unless otherwise defined herein, the capitalized terms in this Option Agreement shall have the meanings ascribed to those terms in the Plan. In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail unless otherwise indicated.

The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time the Incentive Stock Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under the Plan or any other plan of the Company) shall not exceed US$100,000. If the Option is designated in the Grant Notice as an Incentive Stock Option, all or a portion of the Option may nonetheless be treated as a Nonstatutory Stock Option in accordance with Section 6(b) of the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an Incentive Stock Option.

2.    Exercise of Option.

(a)    Right to Exercise. The Option shall be exercisable during its term cumulatively according to the Vesting Schedule set out in the Grant Notice and with the applicable provisions of the Plan. Notwithstanding the foregoing, the Option may not be exercised for a fraction of a Share.

(b)    Method of Exercise. The Option shall be exercisable to the extent then vested by delivery of a written exercise notice in the form attached hereto as Exhibit B (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be signed by the Participant (or by the Participant’s beneficiary or other person entitled under the Plan to exercise the Option in the event of the Participant’s death) and shall be delivered in person or by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares exercised together with any applicable tax withholding. The Option shall be deemed to be exercised as of the date (the “Exercise Date”) (i) the Company receives (as determined by the Administrator in its sole, but reasonable, discretion) the fully executed Exercise Notice accompanied by payment of the aggregate Exercise Price, together with any applicable tax withholding, and (ii) all other applicable terms and conditions of the Option Agreement are satisfied.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares will be considered transferred to the Participant on the date on which the Option is exercised with respect to such Shares.

(c)    Approval by Members and Compliance Restrictions on Exercise. Any other provision of this Agreement to the contrary notwithstanding, no portion of the Option shall be exercisable at any time prior to the approval of the Plan by the Members of the Company. No Shares shall be issued pursuant to the exercise of an Option, unless the issuance and exercise, including the form of consideration used to pay the Exercise Price, comply with Applicable Law.

(d)    Issuance of Shares. After receiving the Exercise Notice, the Company shall cause to be issued a certificate or certificates for the Shares as to which the Option has been exercised, registered in the name of the person exercising this Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). The Company shall cause the certificate or certificates to be deposited in escrow or delivered to or upon the order of the person exercising the Option.

3.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act on the Exercise Date, the Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit C, as well as any other representations necessary or appropriate, in the judgment of the Administrator, to comply with Applicable Law.

4.    Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Shares (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Shares (or other securities) of the Company not to exceed one hundred and eighty (180) days following an IPO (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, if applicable, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Shares (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of the Company’s IPO. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future, or to similar registrations under the Applicable Laws of another jurisdiction. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.    Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following forms of consideration, or a combination thereof, at the election of the Participant:

(a)    cash or check;

(b)    at the discretion of the Administrator, consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)    at the discretion of the Administrator, surrender of other Shares which, if accepted by the Company, would not subject the Company to adverse accounting as determined by the Administrator.

6.    Non-Transferability of Option.

(a)    This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)    Further, until the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or after the Administrator determines that it is, will, or may no longer be relying upon the exemption from registration of Options under the Exchange Act as set forth in Rule 12h-1(f) promulgated under the Exchange Act (the “Reliance End Date”), Participant shall not transfer this Option or, prior to exercise, the Shares subject to this Option, in any manner other than (i) to persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (ii) to an executor or guardian of Participant upon the death or disability of Participant. Until the Reliance End Date, the Options and, prior to exercise, the Shares subject to this Option, may not be pledged, hypothecated or otherwise transferred or disposed of, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than as permitted in clauses (i) and (ii) of this paragraph.

7.    Term of Option. The Option shall in any event expire on the expiration date set forth in the Grant Notice, and may be exercised prior to the expiration date only in accordance with the Plan and the terms of this Option Agreement.

8.    Tax Obligations.

(a)    Tax Withholding. The Participant shall make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining the Participant) for the satisfaction of all U.S. Federal, state, local and non-U.S. income and employment tax withholding requirements applicable to the Option exercise. The Participant hereby acknowledges, understands and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if the withholding amounts are not delivered at the time of exercise.

(b)    Notice of Disqualifying Disposition of Shares. If the Option granted to the Participant herein is designated as an Incentive Stock Option, and if the Participant sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (1) the date two years after the Date of Grant and (2) the date one year after the date of exercise, the Participant shall immediately notify the Company in writing of such disposition. The Participant hereby acknowledges and agrees that the Participant may be subject to tax withholding by the Company on the compensation income recognized by the Participant in connection with the exercise of the Option.

(c)    Code Section 409A. Under Code Section 409A, an Option that vests after December 31, 2004 that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the fair market value of a Share on the date of grant (a “discount option”) may be considered “deferred compensation”. An Option that is a “discount option” may result in (i) income recognition by the Participant prior to the exercise of the Option, (ii) an additional twenty percent (20%) tax, and (iii) potential penalty and interest charges. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the fair market value of a Share on the date of grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the date of grant, Participant will be solely responsible for Participant’s costs related to such a determination.

9.    Adjustment of Shares. In the event of any transaction described in Section 12 of the Plan, the terms of the Option (including, without limitation, the number and kind of the Shares subject to the Option and the Exercise Price) may be adjusted as set forth in Section 12 of the Plan. This Option Agreement shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer any part of its business or assets.

10.    Legality of Initial Issuance. No Shares shall be issued upon the exercise of the Option unless and until the Company has determined that: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof, if applicable; (ii) all applicable listing requirements of any stock exchange or other securities market on which the Shares are listed have been satisfied; and (iii) all other applicable provisions of state or U.S. federal law or other Applicable Law have been satisfied.

11.    No Registration Rights. The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other Applicable Law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Option Agreement to comply with any Applicable Law.

12.    Securities Law Restrictions. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other Applicable Law.

13.    General Provisions.

(a)    Notice. Any notice required by the terms of this Option Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

(b)    Successors and Assigns. Except as provided herein to the contrary, this Option Agreement shall be binding upon and inure to the benefit of the parties to this Option Agreement, their respective successors and permitted assigns.

(c)    No Assignment. Except as otherwise provided in this Option Agreement, the Participant shall not assign any of his or her rights under this Option Agreement without the prior written consent of the Company, which consent may be withheld in its sole discretion. The Company shall be permitted to assign its rights or obligations under this Option Agreement, but no such assignment shall release the Company of any obligations pursuant to this Option Agreement.

(d)    Severability. The validity, legality or enforceability of the remainder of this Option Agreement shall not be affected even if one or more of the provisions of this Option Agreement shall be held to be invalid, illegal or unenforceable in any respect.

(e)    Administration. Any determination by the Administrator in connection with any question or issue arising under the Plan or this Option Agreement shall be final, conclusive, and binding on the Participant, the Company, and all other persons.

(f)    Headings. The section headings in this Option Agreement are inserted only as a matter of convenience, and in no way define, limit or interpret the scope of this Option Agreement or of any particular section.

(g)    Counterparts. This Option Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(h)    Entire Option Agreement; Governing Law. The provisions of the Plan are incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant. This Option Agreement is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State, except with respect to its choice of law rules.

14.    No Guarantee of Continued Service. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE AFFILIATE EMPLOYING THE PARTICIPANT (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS OPTION AGREEMENT, THE OPTION GRANTED HEREUNDER, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING THE PARTICIPANT) TO TERMINATE THE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Participant further agrees to notify the Company upon any change in the residence address indicated below.

EXHIBIT B

ZOOM VIDEO COMMUNICATIONS, INC.

2011 GLOBAL SHARE PLAN

EXERCISE NOTICE

ZOOM VIDEO COMMUNICATIONS, INC.

Attention: Secretary

1.    Exercise of Option. Effective as of today,             ,         , the undersigned (the “Participant”) hereby elects to exercise the Participant’s option to purchase                  shares of Common Stock (the “Shares”) of Zoom Video Communications, Inc. (the “Company”), under and pursuant to the 2011 Global Share Plan (the “Plan”) and the U.S. Share Option Agreement pertaining to options granted on             ,          (the “Option Agreement”). Unless otherwise defined herein, the capitalized terms in this notice of exercise (the “Exercise Notice”) shall have the meanings ascribed to those terms in the Plan.

2.    Delivery of Payment. The Participant herewith delivers to the Company the full Exercise Price of the Shares with respect to which the Participant is exercising the Option, and any and all withholding taxes due in connection with the exercise of the Option.

3.    Representations of the Participant. The Participant hereby acknowledges that the Participant has received and read, and understands the Plan and the Option Agreement, including the Option Rules, and agrees to abide by and be bound by their terms and conditions.

4.    Rights as Member. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a Member shall exist with respect to the Shares subject to the Option, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12 of the Plan.

5.    Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”).

(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

(b)    Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)    Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)    Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred and twenty (120) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 5 notwithstanding and only as permitted by Applicable Law, the transfer of any or all of the Shares during the Participant’s lifetime or on the Participant’s death by will or intestacy to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family shall be exempt from the provisions of this Section 5. “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 5, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 5.

(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the Company’s IPO, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.    Tax Consultation. The Participant hereby acknowledges that he or she understands that the Participant may suffer adverse tax consequences as a result of the Participant’s purchase or disposition of the Shares. The Participant hereby represents that the Participant has consulted with any tax consultants the Participant deems advisable in connection with the purchase or disposition of the Shares and that the Participant is not relying on the Company for any tax advice.

7.    Restrictions on Transfer.

(a)    Legends. The Participant hereby acknowledges, understands and agrees that the Company may cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or U.S. federal securities laws or other Applicable Law:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)    Stop-Transfer Notices. The Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice, or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.    Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and the terms and conditions of this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, the terms and conditions of this Exercise Notice shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns.

9.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by the Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.    Governing Law; Severability. This Exercise Notice is governed by the laws of the State of California applicable to contracts executed in and to be performed in that State without giving effect to its choice of law rules.

11.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and the Participant.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Exercise Notice is deemed made as of the date first set forth above.

Submitted by:	Accepted by:

PARTICIPANT	ZOOM VIDEO COMMUNICATIONS, INC.

Signature
By

Print Name
Title

Address:

Date Received

SIGNATURE PAGE TO EXERCISE NOTE

EXHIBIT C

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:

COMPANY:	ZOOM VIDEO COMMUNICATIONS, INC.

SECURITIES:	COMMON STOCK

No. of SHARES:

DATE:

In connection with the purchase of the above-listed Securities, the Participant represents to the Company the following:

(a)    The Participant hereby acknowledges that the Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Participant is acquiring these Securities for investment for the Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)    The Participant hereby acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Participant’s investment intent as expressed herein. In this connection, the Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if the Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Participant further acknowledges and understands that the Company is under no obligation to register the Securities. The Participant understands that the certificate evidencing the Securities will be imprinted with a legend that prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and with any other legend required under applicable state securities laws.

(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)    The Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. The Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of the Participant:

Date: